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                                                                   EXHIBIT 10.18


                        MODIFICATION TO PROMISSORY NOTE

     WHEREAS, Global Election Systems, Inc. ("BORROWER") has executed a promissory note dated July 19, 2000, payable to the order of Hibernia National Bank ("BANK"), in the original principal amount of $5,000,000.00, bearing interest at the initial rate of 9.50%, and having a final maturity of July 18, 2001 (the "NOTE"); and

     WHEREAS, Borrower and Bank desire to extend the maturity date of the Note, modify the principal amount of the Note and the interest rate thereof; and they agree as follows:

                                   AGREEMENT

     1. The Note is hereby modified so that as of July 18, 2001, the principal amount of the Note and the principal amount payable by Borrower as set forth in the "PROMISE TO PAY" section of the Note is decreased to $3,000,000.00.

     2. The Note is hereby modified so that the maturity date is extended until October 31, 2001. Borrower must continue to pay monthly installments of accrued interest on the 19th of each month during the extended term. Therefore, all amounts owed under the Note are due and owing on October 31, 2001.

     3. The Note is hereby modified so that as of July 18, 2001, the unpaid principal balance of the Note shall bear interest on a variable rate basis at the rate per annum equal to 4.00 percentage points over the Index, as the Index may be adjusted from time to time as set forth in the Note.

     4. Except as expressly modified herein, all terms and provisions of the Note and of all other documents securing, or evidencing the obligations under or related to the Note, are hereby ratified and confirmed, and shall remain in full force and effect. Borrower represents and warrants that Borrower has no defense, offset, compensation, counterclaim or reconventional demand with respect to the Note.

     5. RELEASE OF LIABILITY. BORROWER ACKNOWLEDGES THAT THIS NOTE REPRESENTS A RENEWAL OF AN EXISTING DEBT OWED TO BANK. IN CONSIDERATION OF BANK'S CONSENT TO SUCH RENEWAL, UPON THE TERMS SET FORTH HEREIN, BORROWER HEREBY AGREES THAT ALL DISPUTES AND CLAIMS WHATSOEVER OF ANY KIND OR NATURE WHICH BORROWER PRESENTLY HAS OR PRESENTLY MAY HAVE AGAINST BANK, WHETHER PRESENTLY KNOWN OR UNKNOWN, WHICH BORROWER COULD HAVE ASSERTED AGAINST BANK ARE FULLY AND FINALLY RELEASED, COMPROMISED AND SETTLED, BORROWER, INDIVIDUALLY AND FOR ITSELF, ITS SUCCESSORS IN INTEREST AND ASSIGNS, DOES HEREBY EXPRESSLY RELEASE AND FOREVER RELIEVE, DISCHARGE AND GRANT FULL ACQUITTANCE TO BANK FOR AND FROM ANY AND ALL CAUSES OF ACTION, SUITS, CLAIMS, DEBTS, OBLIGATIONS OR LIABILITIES OF ANY NATURE WHATSOEVER, KNOWN OR UNKNOWN, ALLEGED OR NOT ALLEGED, WHICH BORROWER HAS OR MAY HAVE AGAINST BANK, ITS AGENTS, OFFICERS, EMPLOYEES, DIRECTORS AND SHAREHOLDERS

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AS OF THE DATE HEREOF. THIS RELEASE SHALL BE CONSTRUED TO HAVE THE BROADEST
POSSIBLE SCOPE.

     EXECUTED this 31st day of August, 2001.

BANK:                              HIBERNIA NATIONAL BANK


                                   By: /s/ THOMAS W. CHIASSON
                                       -----------------------------------------
                                       Thomas W. Chiasson, Senior Vice President

BORROWER:                          GLOBAL ELECTION SYSTEMS, INC.


                                   By: /s/ ROBERT UROSEVICH
                                       -----------------------------------------
                                       Robert Urosevich, President